CONSOLIDATED INTERIM BALLOON PROMISSORY NOTE
              --------------------------------------------

         [Consolidating the unpaid principal balance of (i) that certain Interim Balloon Promissory Note dated June 30, 1999 in the original principal amount of $5,439,155.97 executed by the undersigned to and in favor of CNL APF Partners, LP;
         (ii) that certain Revolving Note dated March 29, 1996 in the original principal amount of $9,230,769.23 executed by the undersigned to and in favor of Banque Paribas; (iii) that certain Revolving Note dated March 29, 1996 in the original principal amount of $2,307,692.31 executed by the undersigned to and in favor of First Source Financial LLP; (iv) that certain Revolving Note dated March 29, 1996 in the original principal amount of $3,461,538.46 executed by the undersigned to and in favor of LaSalle National Bank, each of the Revolving Notes referenced in (ii), (iii) and (iv) above having been assigned to CNL APF Partners, LP as of the date hereof; and (v) that certain Balloon Promissory Note dated effective as of June 30, 1998 in the original principal amount of $2,200,000.00 executed by the undersigned to and in favor of CNL American Properties Fund, Inc.]

US $22,300,000.00                                         Phoenix, Arizona

                                                          June 30, 1999

     FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promises to pay to the order of CNL APF PARTNERS, LP, a Delaware limited partnership, the principal sum of TWENTY-TWO MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS (US $22,300,000.00), with interest in arrears on (i) $5,200,000.00 of the unpaid principal balance from the date of funding of this Note, until paid, at the rate of ten and one-half of one percent (10.5%) per annum, and (ii) $17,100,000.00 of the unpaid principal balance from the date of funding of this Note, until paid, at the rate of eleven and fifty-three one hundredths of one percent (11.53%) per annum The principal and interest shall be payable at 400 E. South Street, Suite 500, Orlando, Florida 32801, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of TWO HUNDRED NINETY-SEVEN THOUSAND SIX HUNDRED NINE AND 55/100 DOLLARS (US $297,609.55) on the first (1st) day of each month beginning August 1, 1999, until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on August 31, 1999 (the "Maturity Date"). All computation of interest shall be made by the holder on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.


     THIS NOTE IS PAYABLE IN FULL ON AUGUST 31, 1999. AT MATURITY THE UNDERSIGNED MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND UNPAID INTEREST THEN DUE. THE HOLDER IS UNDER NO OBLIGATION TO REFINANCE OR RENEW THE NOTE AT THAT TIME. THE UNDERSIGNED WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THE UNDERSIGNED MAY OWN, OR THE UNDERSIGNED WILL HAVE TO FIND A LENDER WILLING TO LEND THE UNDERSIGNED THE MONEY. IF THE UNDERSIGNED REFINANCES OR RENEWS THIS NOTE AT MATURITY, THE UNDERSIGNED MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF THE UNDERSIGNED OBTAINED REFINANCING FROM THE SAME LENDER.

     If any installment under this Note is not received by the holder hereof within ten (10) calendar days after it is due and holder's written demand for such amount, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder. The holder may exercise this option to accelerate during any Default (as hereinafter defined) by the undersigned regardless of any prior forbearance. In the event of any Default under this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder all of its reasonable expenses and costs, including, but not limited to, reasonable attorneys' fees and expenses, including reasonable attorneys= fees and expenses on any appeal. Any forbearance by the holder in exercising any right or remedy under this Note or the Instrument or any other Loan Document, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the holder of payment of any sum due hereunder after the due date of such payment or after holder has declared an event of default shall not be a waiver of holder's right to either require prompt payment when due of all other sums so secured or to declare a Default for failure to make prompt payment. The undersigned shall make payments to the holder in the installments due hereunder by electronic transfer. In connection therewith, the undersigned shall deliver to the holder an electronic funds transfer authorization in a form satisfactory to holder. The holder agrees to notify the undersigned within forty-eight (48) hours in the event that the electronic funds transfer does not take place on the first (1st) day of each month.

     If any installment under this Note is not received by the holder within ten (10) calendar days after the installment is due, the undersigned shall pay to the holder a late charge of five percent (5%) of such installment, such late charge to be immediately due and payable without demand by the holder. If any installment under this Note or any other monetary payment due under this Note, any Instrument or any other Loan Document remains past due for ten (10) calendar days or more after holder's written demand for such amount, or if there shall exist any other Default under this Note (after any applicable notice or cure period provided therein or herein), the outstanding balance of this Note shall bear interest during the period in which the undersigned is in Default at the lesser of (i) four percent (4%) above the interest rate referenced in the first paragraph above or (ii) the highest rate allowed by applicable law.

     From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein (after any applicable notice or cure period, if any), and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder, the holder may, at the option of the holder, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder or otherwise modify, amend or waive any term or provision of this Note, the Instrument or any other Loan Document.

     Presentment, notice of dishonor, right to set off and counterclaim, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     The indebtedness evidenced by this Note (herein the "Loan") is secured by that certain Amended and Restated Credit Agreement (the "Credit Agreement"), assigned to holder by Banque Paribas and other "Banks" (as such term is defined in the Credit Agreement) in accordance with the terms of such Credit Agreement as modified by that certain Waiver and Agreement to Amend and Restate (the "Waivers Agreement") by and among holder, the undersigned and certain other parties dated as of the date hereof (herein the "Instrument") and certain of the other Loan Documents each executed by the undersigned or its affiliates, and encumbering certain real property and personal property more particularly described therein (herein referred to as the "Property"), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. The collateral includes machinery, equipment, goods and other personal property owned by the undersigned.

     An Event of Default as defined in the Instrument or any and all other notes, instruments, guaranties, documents and agreements evidencing or securing or relating to the same or the indebtedness represented or secured thereby (herein the "Loan Documents") under the Instrument or any Loan Document shall constitute a Default under this Note. Notwithstanding anything herein to the contrary, holder's rights and remedies under this Note are subject to and limited by the provisions of the Waivers Agreement.

     Unless funds are advanced hereunder on the first day of the month, the undersigned shall pay the holder interest only, in advance, on the outstanding principal balance of this Note at the rate set forth above from the date that funds are advanced to and including the last day of the month on which funds are so advanced.

     Unless applicable law provides otherwise, so long as the undersigned is not in Default hereunder, all payments received by the holder under this Note or any Instrument shall be applied by holder in the following order of priority: (i) amounts due and payable to holder by the undersigned for any advances made by the holder under the Instrument or under any of the other Loan Documents for the purposes of paying taxes, insurance and other charges incurred with respect to the Property; (ii) interest due and payable on the Note; (iii) principal of the Note; (iv) interest due and payable on advances made by the holder under the Instrument or under any of the other Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note; (v) principal of advances made by the holder under the Instrument or under any of the other Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note; (vi) interest due and payable on any Future Advance (as such term is defined in the Instrument), provided that if more than one Future Advance is outstanding, the holder may apply payments received among the amounts of interest payable on the Future Advances in such order as the holder, in the holder's sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, the holder may apply payments received among the principal balances of the Future Advances in such order as the holder, in the holder's sole discretion, may determine; and (viii) any other sums due and payable secured by this Instrument or under any of the other Loan Documents in such order as the holder, at the holder's option, may determine; provided, however, that the holder may, at the holder's option, apply any sums payable on advances made by the holder under the Instrument or under any of the other Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application herein. Upon the undersigned's Default under this Note, the Instrument or in any of the other Loan Documents, the holder may apply any payments received by the holder in any amount and in any order as the holder shall determine in the holder's sole discretion.

     ADDITIONAL COVENANTS. In addition to the covenants and agreements made in this Note, the undersigned further covenants and agrees with and in favor of holder as follows:

A. PREPAYMENT PREMIUM

     1. PREPAYMENT IN FULL

     MAKE WHOLE. Upon giving Lender sixty (60) days prior written notice, the Borrower may prepay the entire unpaid principal balance of the Note in full on the last Business Day before a scheduled monthly payment date as set forth below. The Note may be prepaid subject to certain restrictions and payment of a Prepayment Premium (as described below), if due, and interest for the balance of the month in which any prepayment occurs, which shall be paid in order to compensate Lender for costs and losses which will be incurred as a result of any prepayment under the Note (including the breakage costs which could be incurred by Lender for the interest rate swap agreements and similar interest rate undertakings of Lender required to support the fixed rate on the Loan and the profits lost by Lender notwithstanding any reinvestment of the prepayment proceeds).

     Upon any such prepayment, the Borrower agrees to pay the Lender hereof, in addition to the entire unpaid principal balance, accrued interest, and any other sums due Lender at the time of prepayment, a prepayment premium equal to (i) the present value of all remaining payments of principal and interest, discounted at the Treasury Rate, less (ii) the amount of principal being prepaid, but shall not be less than one percent (1%) of the then outstanding principal balance of the Note (the APrepayment Premium@). The ATreasury Rate@ shall be the yield on securities issued by the United States Treasury having a maturity equal to the remaining term of the Note, as quoted in Federal Reserve Statistical Release [H.15(519)] under the heading AU.S. Government Securities-Treasury Constant Maturity@ for the date most nearly two (2) weeks before the prepayment date (or a comparable rate if this rate is no longer published) [adjusted to reflect a monthly payment interval]. If the above rate is not available for a term equal to the remaining stated term of the Note as of the date of such prepayment, the Treasury Rate shall be determined by interpolating between the yields on securities of the next longer and next shorter maturity.

     The principal sum of the Note may not be prepaid, in whole or in part, at any time during the term hereof except as specifically allowed under this section. In addition, during the ninety (90) day period immediately preceding the Note Maturity Date, the Note may be prepaid at any time in whole but not in part after Borrower has given thirty (30) days prior written notice to the holder of the Note without payment of a Prepayment Premium.
In the event that the Note is accelerated then Borrower shall also pay the amount of the Prepayment Premium that would have been due had Borrower voluntarily prepaid the Loan. The Lender or holder shall have no obligation to accept any prepayment of principal under the Note except as expressly stated in this section.

     2. PARTIAL PREPAYMENTS

     The undersigned shall have no right to make a partial prepayment of the outstanding indebtedness during the term of this Note.

     3. PREPAYMENT PREMIUM DUE WHETHER VOLUNTARY OR INVOLUNTARY PREPAYMENT; INSURANCE AND CONDEMNATION PROCEEDS

     The undersigned shall pay the Prepayment Premium due under this Note whether the prepayment is voluntary or invol-untary (in connection with the holder's acceleration of the unpaid principal balance of this Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, the undersigned shall not be required to pay any Prepayment Premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument or as part of any amendment or restatement pursuant to the Waivers Agreement.

     If the undersigned shall give notice of a prepayment but shall fail, for any reason, to make such prepayment, the undersigned shall immediately pay the holder any and all reasonable costs, fees and expenses (including reasonable in house and outside attorneys' fees and expenses) associated with the holder's administrative preparation for such prepayment.

     The Prepayment Premium is the negotiated charge between the undersigned and the holder for the privilege of the undersigned to prepay this Note at the times provided above and to reimburse holder for administrative and other costs related thereto and is not a penalty. The undersigned hereby covenants and agrees to indemnify the holder hereof and hold it harmless from any costs, fees, expenses (including attorneys' fees and expenses) resulting from any action, litigation or judicial action alleging or claiming that the Prepayment Premium is a penalty.

B. NOTICE; BUSINESS DAY

     Any notice to the holder or the undersigned provided for in this Note shall be given in the manner provided in the Instrument. The term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which the holder is not open for business.

C. ASSIGNMENT

     This Note is freely assignable in whole or in part, from time to time, by the holder and the holder may grant participation interest(s) herein. Without limiting the foregoing, the undersigned understands and agrees that the holder intends to and may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Note and the undersigned's other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time. This Note shall be binding upon the undersigned, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, permitted assignees, including all successors in interest of the undersigned, and shall inure to the benefit of the holder hereof, and the successors and assignees of the holder.

D. GOVERNING LAW; MISCELLANEOUS

     This Note shall be governed by and construed in accordance with the laws of the State of Arizona and applicable federal law, except for enforcement rights as to any such Property which must be governed by the law of any other jurisdiction in which any such Property may be located. The undersigned and holder agree that any dispute arising out of this Note shall be subject to the jurisdiction of both the state and federal courts in Arizona. For that purpose, the undersigned hereby submits to the jurisdiction of the state and federal courts of Arizona. The undersigned further agrees to accept service of process out of any of the aforesaid courts in any such dispute by registered or certified mail addressed to the undersigned. Nothing herein contained, however, shall prevent holder from bringing any action or exercising any rights against (i) the undersigned, (ii) any security, (iii) a guarantor personally, or (iv) the assets of the undersigned or any guarantor, within any other state or jurisdiction. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder in excess of the maximum lawful amount, the interest payable to the holder shall be reduced automatically to the maximum amount permitted by applicable law. If the holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder.

     Whenever possible this Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. Any provisions of this Note which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In addition, any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

WAIVER OF JURY TRIAL.  THE UNDERSIGNED AND HOLDER BY ITS ACCEPTANCE
HEREOF, FOR ITSELF AND FOR EACH HOLDER HEREOF, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE, THAT:

     (A) NEITHER THE UNDERSIGNED NOR HOLDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE, ANY INSTRUMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (B) NEITHER THE UNDERSIGNED NOR HOLDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

     (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE UNDERSIGNED AND HOLDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

     (D) NEITHER THE UNDERSIGNED NOR HOLDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

     (E) IN NO EVENT SHALL HOLDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES; AND

     (F) THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ENTER INTO THIS TRANSACTION AND IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

                         NOTICE TO THE BORROWER

     DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A PREMIUM IF YOU WISH TO REPAY THE LOAN PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE. IN ADDITION, THIS NOTE AUTHORIZES THE HOLDER TO REFUSE TO ACCEPT REPAYMENT OF THE LOAN PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE UNLESS CERTAIN CONDITIONS STATED IN THIS NOTE ARE MET.


                                 DENAMERICA CORP., a Georgia corporation


                                 By: /s/ Robert J. Gentz
                                    -----------------------------------------
                                    Robert J. Gentz, Executive Vice-President

                        CORPORATE ACKNOWLEDGMENT

STATE OF ARIZONA
COUNTY OF MARICOPA

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Robert J. Gentz, as Executive Vice-President of DENAMERICA CORP., a Georgia corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL this 30th day of June, 1999.

                                       /s/ Joy Capella
                                       ------------------------------------
                                       Notary Public - State of____________
                                       Print Name:_________________________
                                       Commission Number:__________________
                                       Commission Expires:_________________



This instrument was prepared by: Daniel F. McIntosh, Esquire
                                 Lowndes, Drosdick, Doster, Kantor & Reed,
                                 P.A.
                                 CNL Center at City Commons
                                 450 South Orange Avenue
                                 Orlando, Florida  32801